EX-99.1

FOR IMMEDIATE RELEASE

CareMax, Inc. Announces Board Leadership Transition

MIAMI, FL – February 7, 2022 – CareMax, Inc. (“CareMax”) (NASDAQ: CMAX; CMAXW), a leading technology-enabled provider of value-based care to seniors, today announced the appointment of Mr. Jose R. Rodriguez as Chair of CareMax’s board of directors, to succeed Mr. Richard A. Barasch, who has resigned from the Board. Mr. Rodriguez has served as a member of CareMax’s board of directors since June 2021 and previously served as CareMax’s Lead Independent Director. Mr. Barasch will continue to serve as an advisor to CareMax’s board of directors.

“We are excited that Jose has agreed to lead CareMax’s board of directors as we start our first full year as a public company. The board and I believe Jose’s recognized leadership in corporate governance, together with his experience running and auditing large, complex organizations, including payors, providers and Medicare Advantage arrangements, and serving on the board of directors and as lead director of KPMG U.S. and Americas, will serve the company well in his expanded role as Chair,” said Carlos de Solo, CEO of CareMax. “We appreciate Richard’s immeasurable contributions to CareMax’s transition to a public company, and his service as Executive Chair since the business combination. I believe we have laid the groundwork for CareMax to succeed in 2022, having grown to more than 32,000 Medicare Advantage members as of the end of 2021.”

“I am confident that the leadership team at CareMax has positioned itself to grow the company’s value-based business model and I am honored to have been chosen to lead the board during this next chapter for CareMax,” said Mr. Rodriguez. “I am grateful for Richard’s help in bringing CareMax to the public markets and am excited to continue to build upon the progress he has made.”

“I continue to believe that CareMax’s model of value-based care and chronic disease management is an effective way to lower healthcare costs and improve patient outcomes in Medicare Advantage, especially for dual eligible beneficiaries and those with chronic conditions,” said Mr. Barasch. “I am proud of the work that CareMax has done for these underserved communities and believe that the company has significant opportunities ahead of it.”

About CareMax

CareMax is a technology-enabled care platform providing value-based care and chronic disease management to seniors. CareMax operates medical centers that offer a comprehensive suite of healthcare and social services, and a proprietary software and services platform that provides data, analytics, and rules-based decision tools/workflows for physicians across the United States. CareMax is listed on the Nasdaq Stock Market under the trading symbol “CMAX.” Learn more at www.caremax.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy. Words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” or “will,” or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the impact of board leadership changes, the impact of COVID-19 or any variant thereof on the Company’s business and results of operation; the availability of sites for medical facilities and the costs of opening such medical facilities; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company’s services; the Company’s ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company’s business, in particular with respect to Medicare Advantage and Medicaid; the Company’s ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; the Company or any other party’s ability to fulfill contractual obligations; and the Company’s ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risk factors that could affect the Company’s actual results, please refer to the risk factors identified in the Company’s reports filed with the SEC. All information provided in this press release is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release.